                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event
reported):                                 November 30, 1999 (November 24, 1999)
                                           -------------------------------------


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                  0-19656                   36-3939651
(State or other jurisdiction     (Commission              (I.R.S. Employer
     of incorporation)            File Number)           Identification No.)


        2001 EDMUND HALLEY DRIVE, RESTON, VIRGINIA                 20191
         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including
area code:                                            (703) 433-4000
                                             -----------------------------------




--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

On November 24, 1999, Nextel issued a press release announcing that its board of directors determined that Dan Akerson should continue as chairman of the Nextel board in 2000 and that Janet Hill was appointed to the board of directors. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

In addition, on November 30, 1999, Nextel issued notices to redeem all of its outstanding:

     (A) 10.25% Senior Discount Notes due December 15, 2005 (the "2005 Notes");

     (B) 12.25% Senior Redeemable Discount Notes due April 15, 2004 (the "2004 Notes"); and

     (C) 11.5% Senior Redeemable Discount Notes due September 1, 2003 (the "2003 Notes"),

with such redemption transactions scheduled to be closed on December 30, 1999. Copies of the relevant redemption notices are filed as Exhibits 99.2, 99.3 and 99.4, respectively, hereto and are incorporated herein by reference. The carrying value of the outstanding debt represented by the 2005 Notes, the 2004 Notes and the 2003 Notes as of September 30, 1999 was approximately $94 million, $8 million and $36 million, respectively.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         NOT APPLICABLE

     (b) PRO FORMA FINANCIAL INFORMATION.

         NOT APPLICABLE

     (c) EXHIBITS.

                Exhibit No          Exhibit Description
                ----------          -------------------
                    99.1    Press Release dated November 24, 1999 issued by Nextel
                    99.2    Redemption Notice relating to the 2005 Notes
                    99.3    Redemption Notice relating to the 2004 Notes
                    99.4    Redemption Notice relating to the 2003 Notes




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NEXTEL COMMUNICATIONS, INC.


Date: November 30, 1999          By: /s/ THOMAS J. SIDMAN
                                   ----------------------
                                    Thomas J. Sidman
                                    Senior Vice President and General Counsel



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                                  EXHIBIT INDEX

            Exhibit No          Exhibit Description
            ----------          -------------------
               99.1         Press Release dated November 24, 1999 issued by Nextel

               99.2         Redemption Notice relating to the 10.25% Senior Discount
                              Notes due December 15, 2005

               99.3         Redemption Notice relating to the 12.25% Senior Redeemable
                              Discount Notes due April 15, 2004

               99.4         Redemption Notice relating to the 11.5% Senior Redeemable
                              Discount Notes due September 1, 2003



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